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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-33656 and 333-95857.

                                          /s/ Arthur Andersen LLP

Oklahoma City, Oklahoma
March 26, 2001